POWERSHARES EXCHANGE-TRADED FUND TRUST II
(THE "TRUST")

SUPPLEMENT DATED OCTOBER 18, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 (THE "PROSPECTUS") OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The second sentence of the section entitled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index" is hereby deleted and replaced with the following:

Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining on their term to final maturity, a fixed coupon, a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index (ticker "U0D0") as of the third business day before the last business day of the month; provided, however, that the minimum rating requirement will never fall below BBB3, and a minimum principal amount outstanding of $25 million per maturity ($50 million prior to January 2005).

The third sentence of the section entitled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index" is hereby deleted.

The third sentence of the section entitled "Additional Information About the Funds' Strategies and Risks—Principal Investment Strategies—BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index" is hereby deleted.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-9 10/18/10